SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2005

AIR T, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-11720	52-1206400
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)	Identification No.)

3524 Airport Road
Maiden, North Carolina 28650
(Address of Principal Executive Offices)
(Zip Code)

(704) 377-2109
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

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Item 2.02.    Results of Operations and Financial Condition

The information set forth in this Current Report, including Exhibit 99.1, is intended to be “furnished” under Item 2.02 of Form 8-K. Such information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On January 28, 2005, Air T, Inc. issued a press release announcing its results of operations and financial condition at and for the three and nine months ended December 31, 2004. A copy of this press release is included as Exhibit 99.1 hereto.

Item 9.01.    Financial Statements and Exhibits.

(c)    Exhibits

Exhibit 99.1    Press release dated January 28, 2005.

C-917512v1 04848.01071

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2005

AIR T, INC.

By:    /s/ John J. Gioffre
John J. Gioffre, Vice President-Finance and Secretary

Exhibit Index

Exhibit	Description
Exhibit 99.1	Press Release dated January 28, 2005